SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

September 30, 2011

FastFunds Financial Corporation

(Exact name of registrant as specified in charter)

Nevada	000-33053	87-0425514
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

319 Clematis Street – Suite 703

West Palm Beach, Florida 33401

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (561) 514-9042

___________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 30, 2011, Mr. Thomas B. Olson resigned as Corporate Secretary of the Company. There is no material plan, contract or arrangement to which Mr. Olson is a party or in which he participates that was entered into or amended; or any grant or award under any plan, contract or arrangement made in connection with Mr. Olson's resignation.

Item 9.0

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits.

Exhibit	Description
99.1	Letter of Resignation from Mr. Thomas B. Olson dated September 30, 2011 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION

Date: October 6, 2011	By: /s/ Barry S. Hollander
Barry S. Hollander, Acting President

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